UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2015

RICHARDSON ELECTRONICS, LTD.
(Exact name of registrant as specified in charter)

Delaware	0-12906	36-2096643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40W267 Keslinger Road, P.O. Box 393, LaFox, Illinois	60147-0393
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (630) 208-2200
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in the Registrant's Certifying Accountant.
Item 4.01(a) – Dismissal of Independent Accountant
On January 22, 2015, Richardson Electronics, Ltd. (the “Company”) dismissed its independent registered public accounting firm, Ernst & Young, LLP (“EY”). The Audit Committee of the Company’s Board of Directors made the decision to dismiss EY and engage BDO USA, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending May 30, 2015, as described below.
The reports of EY on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended May 31, 2014, and June 1, 2013, and the subsequent interim periods through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.
The Company has provided EY with a copy of the disclosures it is making in response to this Item 4.01. The Company requested that EY furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not EY agrees with the statements made herein. A copy of EY’s letter dated January 29, 2015 is attached as Exhibit 16.1 to this current report on Form 8-K.
Item 4.01(b) – Engagement of New Independent Accountant
On January 22, 2015, the Company engaged BDO USA, LLP (“BDO”), as its new independent registered public accounting firm for the fiscal year ending May 30, 2015. During the fiscal years ended May 31, 2014, and June 1, 2013, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Company's financial statements and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.     Exhibits.

(d)     Exhibits

The following exhibit is filed herewith:

Exhibit No.

16.1    Letter from Ernst & Young, LLP., dated January 29, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHARDSON ELECTRONICS, LTD.

Date: January 29, 2015	By:	/s/ Kathleen S. Dvorak
	Name:	Kathleen S. Dvorak
	Title:	Chief Financial Officer